Exhibit 99.1

NEWS RELEASE

Drilling Tools International Corp. Closes on Acquisition of Deep Casing Tools

HOUSTON — March 18, 2024 — Drilling Tools International Corp. (“DTI” or the “Company”) (NASDAQ: DTI), today announced it has closed on the acquisition of UK-based Deep Casing Tools (“DCT”), a global leader in innovative downhole technology solutions. Details of the transaction were not disclosed.

Deep Casing Tools specializes in the design, engineering and manufacture of a range of patented and innovative products that add value to well construction, well completion and casing installation processes. Since 2012, Deep Casing Tools has supported operators within the energy sector globally, including areas within the Middle East as well as Europe, America and Asia. The firm was established in 2008 with the vision to design and commercialize market leading technologies that enhance wellbore operations across global markets.

Wayne Prejean, CEO of DTI, stated, “We are excited to embrace the dedicated and talented team at Deep Casing Tools into the Drilling Tools International family. Deep Casing Tools’ innovative and market leading products include: TurboCaserTM, a unique turbine-powered casing and liner running system; TurboRunnerTM, a distinctive turbine-powered completion running system; MechLOKTM Drill Pipe Swivel, the world’s only mechanically lockable drill pipe swivel; the RubblizerTM, a first of its kind tool and innovative solution for casing extraction in the Plug and Abandonment process; and SelfLOK Floatation DeviceTM, a revolutionary barrier for liner flotation in Extended Reach Drilling (ERD) wells. Deep Casing’s turbine tools are the only tools on the market that work effectively without any surface rotation, significantly reducing operational cost, risk, and most importantly, the number of rig days required to drill a well.”

Prejean added, “With this acquisition of Deep Casing Tools, along with the pending acquisition of Superior Drilling Products, Inc. (NYSE American: SDPI), we continue to demonstrate our established M&A framework and robust M&A pipeline that will allow us to selectively consolidate the oilfield services industry. Furthermore, the acquisition of Deep Casing Tools broadens DTI’s growth opportunities, both domestically and internationally, with a particular focus on expanding our presence in the Middle East. We are confident that these partnerships will drive innovation, enhance our product offerings, and, as a result, increase shareholder value.”

David Stephenson, CEO at Deep Casing Tools, commented, “We are very pleased to join the DTI organization and I look forward to working with Wayne Prejean and DTI’s leadership team as we enter this next successful phase of our evolution. Deep Casing Tools continues to push the boundaries of innovation and challenge conventional target depth technology. Our long-term contracts for our portfolio of products in Central America, the Middle East and Asia Pacific, as well as the commercialization of three new technologies in the UK, Europe and beyond, is an excellent fit with DTI’s existing capabilities and footprint. By maintaining complete control over the entire engineering and manufacturing process, the partnership of DTI and Deep Casing Tools will ensure unrivalled quality and design in its solutions worldwide.”

Energy Ventures III LP, the largest shareholder in Deep Casing Tools, will exit the company upon completion of the acquisition. Greg Herrera, Senior Partner at EV Private Equity, commented, “It has been a privilege to work alongside the management team of Deep Casing Tools. I am sure that within DTI, the business will continue to blossom.”

Advisors

Winston & Strawn LLP acted as legal advisor to DTI, and KPMG provided financial due diligence and tax due diligence to DTI. Piper Sandler was the sell side advisor and DLA Piper LLP (US) and DLA Piper Scotland LLP acted as legal counsel to DCT.

About Drilling Tools International Corp.

DTI, with roots dating back to 1984, is a Houston, Texas based leading oilfield services company that manufactures and rents downhole drilling tools used in horizontal and directional drilling of oil and natural gas wells. DTI operates from 16 locations across North America and has 4 International stocking points across Europe and the Middle East. To learn more about DTI visit: www.drillingtools.com.

About Deep Casing Tools

Deep Casing Tools develops and delivers unique, patented, innovative downhole technology solutions for the global oil and gas sector. The Company continues to push the boundaries of innovation and challenge conventional target depth technology, working closely with its customers to design and develop new technologies to meet their needs. For more information on Deep Casing Tools, visit www.deepcasingtools.com.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed acquisition of Superior Drilling Products, Inc. (“SDPI”) by DTI. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Additional Information for Superior Drilling Products, Inc. Shareholders and Where to Find It

This press release contains information regarding a proposed acquisition (the “SDPI Acquisition”) of Superior Drilling Products, Inc. (“SDPI”) by Drilling Tools International Corporation (“DTI”). In connection with the SDPI Acquisition, DTI will file a registration statement on Form S-4 which will include a document that serves as a prospectus of DTI and a proxy statement of SDPI (the “joint proxy statement/prospectus”), and each party will file other relevant documents regarding the transaction with the Securities and Exchange Commission (the “SEC”). INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY, INCLUDING THE SCHEDULE 13E-3, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. A definitive joint proxy statement/prospectus will be sent to stockholders of SDPI. Investors and security holders will be able to obtain free copies of the registration statement and the joint proxy statement/prospectus and other relevant documents filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by DTI will be available free of charge on the DTI website at www.drillingtools.com or by contacting DTI by email at InvestorRelations@drillingtools.com or by mail at 3710 Briarpark Drive, Suite 150, Houston, TX 77042. Copies of the documents filed with the SEC by SDPI will be available free of charge on the SDP website at https://sdpi.com or by contacting SDPI by email at dpawlowski@keiadvisors.com or by mail at 1583 S. 1700 E., Vernal, UT 84078.

Participants in the Solicitation for the SDPI Acquisition

DTI and SDPI and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the SDPI stockholders in connection with the proposed SDPI Acquisition. Information about the directors and executive officers of DTI is set forth in its Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on March 21, 2023, its Proxy Statement for its 2023 Annual Meeting Stockholders, which was filed with the SEC on May 18, 2023 and in other documents filed with the SEC by DTI and its executive officers and directors. Information about the directors and executive officers of SDPI is set forth in its Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on March 16, 2023, its Proxy Statement for its 2023 Annual Meeting Stockholders, which was filed with the SEC on June 30, 2023, its Quarterly Report on Form 10-Q for the quarter ended September 30, 2023, which was filed with the SEC on November 14, 2023, and in other documents filed with the SEC by SDPI and its executive officers and directors.

These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and Schedule 13e-3 and other relevant materials in connection with the transaction to be filed with the SEC when they become available. Information concerning the interests of the participants in the solicitation, which may, in some cases, be different than those of SDP’s shareholders generally, will be set forth in the joint prospectus/proxy statement relating to the proposed transaction and the Schedule 13e-3 when they become available. Investors should read the proxy statement/prospectus and Schedule 13e-3 carefully before making any voting or investment decisions.

Forward-Looking Statements

This press release may include, and oral statements made from time to time by representatives of the Company may include, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements regarding the business combination and the financing thereof, and related matters, as well as all other statements other than statements of historical fact included in this press release are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward looking. These forward-looking statements include, but are not limited to, statements regarding the proposed transaction, including any statements regarding the expected timetable for completing the proposed transaction, benefits of the proposed transaction, DTI and its management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward looking statements in this press release may include, for example, statements about: (1) the demand for DTI’s products and services, which is influenced by the general level activity in the oil and gas industry; (2) DTI’s ability to retain its customers, particularly those that contribute to a large portion of its revenue; (3) DTI’s ability to remain the sole North American distributor of the Drill-N-Ream; (4) DTI’s ability to employ and retain a sufficient number of skilled and qualified workers, including its key personnel; (5) DTI’s ability to market its services in a competitive industry; (9) DTI’s ability to execute, integrate and realize the benefits of acquisitions, and manage the resulting growth of its business; (6) potential liability for claims arising from damage or harm caused by the operation of DTI’s tools, or otherwise arising from the dangerous activities that are inherent in the oil and gas industry; (7) DTI’s ability to obtain additional capital; (8) potential political, regulatory, economic and social disruptions in the countries in which DTI conducts business, including changes in tax laws or tax rates; (9) DTI’s dependence on its information technology systems, in particular Customer Order Management Portal and Support System, for the efficient operation of DTI’s business; (10) DTI’s ability to comply with applicable laws, regulations and rules, including those related to the environment, greenhouse gases and climate change; (11) DTI’s ability to maintain an effective system of disclosure controls and internal control over financial reporting; (12) the potential for volatility in the market price of DTI’s common stock; (13) the impact of increased legal, accounting, administrative and other costs incurred as a public company, including the impact of possible shareholder litigation; (14) the potential for issuance of additional shares of DTI’s common stock or other equity securities; (15) DTI’s ability to maintain the listing of its common stock on Nasdaq; (16) the conditions to the completion of the proposed merger transaction (the “SDPI Merger”) with Superior Drilling Products, Inc. (“SDPI”), including obtaining SDPI stockholder approval and the regulatory approvals required for the SDPI Merger on the anticipated schedule or at all, (17) financing for the SDPI Merger may not be obtained by DTI on favorable terms or at all, (18) the closing of the proposed SDPI Merger may not occur or could be delayed, either as a result of litigation related to the SDPI Merger or otherwise or result in significant costs of defense, indemnification, and liability, (19) the risk that the cost savings and any other synergies from the SDPI Merger may not be fully realized by DTI or may take longer or cost more to be realized than expected, including that the SDPI Merger may not be accretive to DTI within the expected timeframe or the extent anticipated, (20) completing the SDPI Merger may distract DTI management from other important matters, and (21) other risks and uncertainties separately provided to you and indicated from time to time described in filings and potential filings by DTI and SDPI with the Securities and Exchange Commission (the “SEC”). You should carefully consider the risks and uncertainties described in the information presented in DTI’s current report on Form 8-K filed June 27, 2023 (the “8-K”) and the quarterly report on Form 10-Q filed November 14, 2023 (the “10-Q”). Such forward-looking statements are based on the beliefs of management of DTI, as well as assumptions made by, and information currently available to DTI’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed above and in the proxy statement, the 8-K or the 10-Q. All subsequent written or oral forward-looking statements attributable to DTI or persons acting on its behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of each of DTI, including those set forth in the Risk Factors section of the proxy statement, and described in the 8-K and the 10-Q. DTI and SDPI undertake no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Contacts:

DTI Investor Relations

Ken Dennard / Rick Black

InvestorRelations@drillingtools.com

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